UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 21, 2023

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)
2525 E Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of Resignation of Chief Financial Officer

On March 21, 2023, Larry Zic, the Chief Financial officer of Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), notified the Company of his intent to resign as the Company’s Chief Financial Officer, effective March 31, 2023.

Mr. Zic’s decision to resign arose from his desire to pursue other professional opportunities. Mr. Zic’s resignation was voluntary and did not arise from any disagreement on any matter relating to the operations, policies, or practices of the Company.

The Company’s Board of Directors (the “Board”) accepted Mr. Zic’s resignation, to be effective March 31, 2023.

The Board has begun a search for a new Chief Financial Officer.

In the interim, the Board has appointed SaVonnah Osmanski, currently serving as the Company’s VP Corporate Controller and Vice President, to serve as the Company’s interim Chief Financial Officer, to serve until a replacement Chief Financial Officer has been engaged. Ms. Osmanski will serve as the interim principal financial officer and principal accounting officer for the Company. Ms. Osmanski will serve in this capacity at the pleasure of the Board.

Ms. Osmanski has been with the Company since March 2021. She was appointed as VP Corporate Controller of the Company in June 2021. Ms. Osmanski is a Certified Public Accountant in good standing under Arizona licensure. She earned two Bachelors of Science Degrees, one in Accounting and one in Finance, from Northern Arizona University. She also earned a Masters Degree in Accounting from the W.P Carey School of Business at Arizona State University. Prior to joining the Company, Ms. Osmanski was a controller at a private company and an external auditor.

There are no family relationships between Ms. Osmanski and anyone currently serving as a director, executive officer, or director nominee of the Company.

There are no related party transactions between Ms. Osmanski and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: March 27, 2023